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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 13, 1998
                Date of Report (Date of earliest event reported)

                          NHANCEMENT TECHNOLOGIES INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21999                   84-1360852
          --------                     -------                   ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


                         39420 Liberty Street, Suite 250
                                Fremont, CA 94538
                                -----------------
          (Address of principal executive offices, including zip code)

                                  (510)744-3333
                                  -------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On April 13, 1998, NHancement Technologies Inc. (the "Company") signed a $3.0 Million Series A Convertible Preferred Stock financing agreement (the "Agreement"). Under the terms of the Agreement and subject to the related Joint Escrow Instructions, the Company was paid One Million Two Hundred Fifty Thousand Dollars ($1,250,000)(less commissions and certain other costs and expenses of approximately $162,500) upon signing. Subject to satisfaction of certain conditions specified in the Agreement documentation, the Company will receive an additional Five Hundred Thousand Dollars ($500,000) sixty (60) days after the effective date of an S-3 registration statement, Five Hundred Thousand Dollars ($500,000) thirty (30) days thereafter and the final Seven Hundred Fifty Thousand Dollars ($750,000) thirty (30) days thereafter. The failure by the Company to comply with certain of the provisions of the Agreement may result in the Company being assessed amounts payable to the Preferred Stock investors. Further, the issuance of shares of Preferred Stock, convertible into shares of Common Stock in excess of 20% of the issued and outstanding shares of Common Stock of the Company, requires stockholder approval under applicable rules and regulations promulgated by Nasdaq. The Company plans to seek such approval at a special meeting of stockholders to be held in June 1998 or such later date as is determined by the Board of Directors of the Company.

         The Preferred Stock bears a 5% cumulative dividend and has a liquidation preference equal to the original purchase price plus cumulative but unpaid dividends. If the Company's Common Stock trades for a thirty (30) day average below Two Dollars ($2.00) or the average daily volume for a thirty (30) day period falls below twenty thousand (20,000) shares, the Preferred Stock investors are not required to fund any remaining portion of the $3.0 Million in excess of the first One Million Two Hundred Fifty Thousand Dollar ($1,250,000) investment. Further, if the five (5) day average closing bid price of the Company's Common Stock falls below Two Dollars ($2.00) per share, the Company has the option to redeem the Preferred Stock at 118% of the original purchase price plus cumulative but unpaid dividends. Any shares of Preferred Stock tendered for conversion prior to delivery of the Company's notice of redemption shall not be affected by the redemption notice and shall be converted into shares of Common Stock. As to any shares with respect to which such conversion rights have not been timely exercised, such conversion rights shall terminate upon delivery by the Company of its notice of redemption. The Preferred Stock is convertible into Common Stock at the lesser of the five day average closing bid price as of the April 13, 1998 initial closing date or 75% of the five (5) day average closing bid price at the time of each conversion.

         The Company intends to utilize all or a portion of the proceeds of this financing to pay a portion of the initial cash payment on the pending acquisition of Infotel Technologies Pte Ltd; the balance remaining, if any, will be used to pay amounts owing to certain creditors of the Company and for working capital.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit
         Number            Description
         -------           -----------

           4.1 Form of Series A Preferred Stock Certificate, incorporated by reference to Exhibit 4.5 to the Company's Form 10-KSB, SEC File No. 0-21999, as filed with the Securities and Exchange Commission on April 15, 1998.

           4.2             Registration Rights Agreement, dated as of April
                           13, 1998, among the Company, The Endeavour Capital Fund S.A. and AMRO INTERNATIONAL S.A., incorporated by reference to Exhibit 4.6 to the Company's Form 10-KSB, Sec File No. 0-21999, as filed with the Securities and Exchange Commission on April 15, 1998.

          10.01            Securities Purchase Agreement, dated as of
                           April 13, 1998, by and among the Company, The Endeavour Capital Fund S.A. and AMRO INTERNATIONAL S.A., incorporated by reference to Exhibit 10.29 to the Company's Form 10-KSB, SEC File No. 0-21999, as filed with the Securities and Exchange Commission on April 15, 1998.

          10.02 Form of Escrow Instructions related to Securities Purchase Agreement, dated as of April 13, 1998, incorporated by reference to Exhibit 10.30 to the Company's Form 10-KSB, SEC File No. 0-21999, as filed with the Securities and Exchange Commission on April 15, 1998.

          99.01 The Company's Unaudited Consolidated Balance Sheet as of April 30, 1998 and Unaudited Consolidated Statement of Operations for the Four Months Ended April 30, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NHANCEMENT TECHNOLOGIES INC.


Dated:  May 21,  1998          By:   /s/ Douglas S. Zorn
                                  -------------------------------------
                                     Douglas S. Zorn, Executive Vice President,
                                     Treasurer and Chief Financial Officer



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                                INDEX TO EXHIBITS



         Exhibit
         Number            Description
         -------           -----------

           4.1 Form of Series A Preferred Stock Certificate, incorporated by reference to Exhibit 4.5 to the Company's Form 10-KSB, SEC File No. 0-21999, as filed with the Securities and Exchange Commission on April 15, 1998.

           4.2             Registration Rights Agreement, dated as of April
                           13, 1998, among the Company, The Endeavour Capital Fund S.A. and AMRO INTERNATIONAL S.A., incorporated by reference to Exhibit 4.6 to the Company's Form 10-KSB, Sec File No. 0-21999, as filed with the Securities and Exchange Commission on April 15, 1998.

          10.01            Securities Purchase Agreement, dated as of
                           April 13, 1998, by and among the Company, The Endeavour Capital Fund S.A. and AMRO INTERNATIONAL S.A., incorporated by reference to Exhibit 10.29 to the Company's Form 10-KSB, SEC File No. 0-21999, as filed with the Securities and Exchange Commission on April 15, 1998.

          10.02 Form of Escrow Instructions related to Securities Purchase Agreement, dated as of April 13, 1998, incorporated by reference to Exhibit 10.30 to the Company's Form 10-KSB, SEC File No. 0-21999, as filed with the Securities and Exchange Commission on April 15, 1998.

          99.01 The Company's Unaudited Consolidated Balance Sheet as of April 30, 1998 and Unaudited Consolidated Statement of Operations for the Four Months Ended April 30, 1998.



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